ING PARTNERS, INC.	ING STRATEGIC ALLOCATION
ING Index Solution Income Portfolio	PORTFOLIOS, INC.
ING Index Solution 2015 Portfolio	ING Strategic Allocation Conservative Portfolio
ING Index Solution 2020 Portfolio	ING Strategic Allocation Growth Portfolio
ING Index Solution 2025 Portfolio	ING Strategic Allocation Moderate Portfolio
ING Index Solution 2030 Portfolio
ING Index Solution 2035 Portfolio
ING Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio
ING Index Solution 2050 Portfolio
ING Index Solution 2055 Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated December 19, 2011 to the

current Class ADV, Class I, Class S, Class S2, and Class T shares’ Prospectuses

(each a “Prospectus” and collectively “Prospectuses”) for each of the Portfolios

1.	Effective December 19, 2011, the section entitled “Key Information About the Underlying Funds” of the statutory section of each Prospectus is amended to include the following:

Underlying Fund: ING Emerging Markets Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Investment Objective: Total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the index; depositary receipts representing securities in the index; convertible securities that are convertible into stocks included in the index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the index or its components; and exchange-traded funds. The portfolio employs a “passive management” approach designed to track the performance of the Morgan Stanley Capital International Emerging Markets 50 (“MSCI EM 50”) Index which is a tradable version of the MSCI Emerging Markets IndexSM. Under normal conditions, the portfolio invests all, or substantially all of its assets in equity securities of companies which are, at the time of purchase included in the MSCI EM 50 Index; depositary receipts representing securities in the MSCI EM 50 Index; convertible securities that are convertible into stocks included in the MSCI EM 50 Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the MSCI EM 50 Index; and exchange-traded funds. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Main Risks: Company, convertible securities, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE